UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 1, 2007
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (408) 517-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 10.01
EXHIBIT 10.02

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)     On January 29, 2007, Symantec Corporation (the “Company”) filed a Current Report on Form 8-K to report the appointment of Frank E. Dangeard as a member of the Board of Directors of the Company (the “Board”). On May 1, 2007, the Board appointed Mr. Dangeard as a member of its Nominating and Governance Committee.
(e)
FY08 Executive Annual Incentive Plans
On May 1, 2007, the Company adopted the FY08 Executive Annual Incentive Plans for its executive officers, including the named executive officers. Under the terms of these plans, the named executive officers will be eligible to receive performance-based incentive bonuses based on the Company’s, and in some cases an executive officer’s business segment’s, achievement of specified performance metrics. The target payouts under the FY08 Executive Annual Incentive Plans are 40% to 125% of a participant’s annual base salary at 100% achievement. For our group presidents responsible for a specific business segment, the actual bonus amounts are subject to the following metrics and weighting: (a) achievement of targeted annual revenue growth of Symantec (25% weighting); (b) achievement of targeted annual earnings per share growth of Symantec (25% weighting); and (c) achievement of the specific business segment’s contribution margin (50% weighting). For all other executive officers, the actual bonus amounts are subject to the following metrics and weighting: (a) achievement of targeted annual revenue growth of Symantec (50% weighting); and (b) achievement of targeted annual earnings per share growth of Symantec (50% weighting). The measurement periods for all metrics and earnings per share growth is the fiscal year ending on March 28, 2008. During the 2008 fiscal year, no participant shall receive an award of more than $5 million under the FY08 Executive Annual Incentive Plans. Forms of the FY08 Executive Annual Incentive Plans for group presidents responsible for one of our business segments and for all other executive officers are being filed as Exhibits 10.01 and 10.02, respectively, to this Current Report and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description

10.01	Form of FY08 Executive Annual Incentive Plan — Group Presidents responsible for one of Symantec’s business segments

10.02	Form of FY08 Executive Annual Incentive Plan — Executive Officers other than Group Presidents responsible for one of Symantec’s business segments

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
Date: May 7, 2007	By:	/s/ Arthur F. Courville
Arthur F. Courville
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

10.01	Form of FY08 Executive Annual Incentive Plan — Group Presidents responsible for one of Symantec’s business segments

10.02	Form of FY08 Executive Annual Incentive Plan — Executive Officers other than Group Presidents responsible for one of Symantec’s business segments